SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2002

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

Registrant’s telephone number, including area code:
(516) 803-2300

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
Exhibit 99.1	Certification of James Dolan, Chief Executive Officer (Principal Executive Officer) of Cablevision Systems Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s Order of June 27, 2002 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the “Order”).

Exhibit 99.2	Certification of William Bell, Vice Chairman (Principal Financial Officer) of the Company, filed with the SEC pursuant to the Order.
ITEM 9.	REGULATION FD DISCLOSURE

            Attached hereto as Exhibits 99.1 and 99.2 are the certifications of James Dolan, Chief Executive Officer (Principal Executive Officer) of the Company, and William Bell, Vice Chairman (Principal Financial Officer) of the Company, respectively, filed with the SEC pursuant to the Order.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ Andrew B. Rosengard

	Name: Title:	Andrew B. Rosengard Executive Vice President, Finance

Dated: August 14, 2002

Exhibit Index

Exhibit 99.1	Certification of James Dolan, Chief Executive Officer (Principal Executive Officer) of Cablevision Systems Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s Order of June 27, 2002 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the “Order”).

Exhibit 99.2	Certification of William Bell, Vice Chairman (Principal Financial Officer) of the Company, filed with the SEC pursuant to the Order.